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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 7, 2001

                           RAVISENT TECHNOLOGIES INC.
                           -------------------------

               (Exact name of registrant as specified in charter)



DELAWARE                           000-26287                 23-2763854
--------                           ---------                 ----------
(State of other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


Two fifty seven Great Valley Parkway, Malvern, Pennsylvania        19355
-----------------------------------------------                    -----
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (800) 700-0362

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

Effective on January 14, 2002, RAVISENT Technologies Inc. (the "Company") changed its corporate name to "Axeda Systems Inc." The name change was effected by the merger of a wholly owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation in the Merger. The effect of the Merger was to change the corporate name of the Company from "RAVISENT Technologies Inc." to "Axeda Systems Inc."

On January 14, 2002, the Company issued a news release announcing, among other things, the corporate name change of the Company. A copy of the news release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not required pursuant to an
 Item 5 filing.

(b) Pro forma financial information Not required pursuant to an Item 5 filing.

(c) EXHIBITS: The following documents are filed as exhibits herewith or incorporated by reference herein:

1. Exhibit (99.1) - Press Release, dated January 14, 2002, issued by RAVISENT Technologies Inc. announcing its

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name change to Axeda Systems Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           RAVISENT TECHNOLOGIES INC.
                                  (Registrant)

Date: January 14, 2001                By:  /s/ Thomas J. Fogarty
                                           ------------------------------------
                                           Thomas J. Fogarty,
                                           EVP & CFO

                                      EXHIBIT INDEX

EXHIBIT
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(99.1) Press Release, dated January 14, 2002, issued by RAVISENT Technologies
Inc. announcing the completion of the acquisition of eMation, Ltd.